UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2011

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 550

Framingham, Massachusetts 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2011, The Princeton Review, Inc. (the “Company”) entered into (i) a first amendment to amended and restated credit agreement (the “Credit Agreement”) with the guarantors party thereto, the Lenders (as defined therein) and General Electric Capital Corporation as administrative agent (the “Amendment to Credit Agreement”), (ii) a third amendment to senior subordinated note purchase agreement (the “Senior Subordinated Note Purchase Agreement”) with Sankaty Advisors, LLC (“Sankaty”) and Falcon Strategic Partners III, LP (“Falcon”) (the “Amendment to Senior Subordinated Note Purchase Agreement”) and (iii) a third amendment to securities purchase agreement (the “Securities Purchase Agreement” and together with the Credit Agreement and the Senior Subordinated Note Purchase Agreement, collectively, the “Financing Documents”) with Falcon and Sankaty (the “Amendment to Securities Purchase Agreement” and together with the Amendment to Credit Agreement and the Amendment to Senior Subordinated Note Purchase Agreement, collectively, the “Amendments”).

The Amendments provide the Company with greater flexibility by adjusting the leverage ratio and fixed charge coverage ratio covenants contained in the Financing Documents. The Amendments also provide that the Company must maintain minimum liquidity of $4,500,000 and increase the applicable interest rate under the Credit Agreement by 0.25%. The foregoing summary of the Amendments is not complete and is qualified in its entirety by reference to the Amendments, which are filed herewith as Exhibits 10.1-10.3 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2011, Michael J. Perik, the Company’s President and Chief Executive Officer, informed the Company of his resignation as a director and officer of the Company, effective immediately.

On March 8, 2011, the Company’s Board of Directors (the “Board”) appointed John M. Connolly as Interim President and Chief Executive Officer, effective immediately. The Company has commenced an executive search for a permanent replacement as President and Chief Executive Officer.

Mr. Connolly, age 58, served as Interim President and Chief Executive Officer of EDGAR Online, Inc. from September 2010 until March 2011, and has served as an operating partner of Bain Capital Ventures, the Boston-based venture capital affiliate of Bain Capital, a private investment firm, since 2009, and as a managing director since January 2010. Prior to joining Bain Capital Ventures, Mr. Connolly was President, Chief Executive Officer, and Chairman of M|C Communications. Prior to M|C, from 2004 through March 2007, Mr. Connolly was President and Chief Executive Officer of Institutional Shareholder Services (ISS). Previously, Mr. Connolly founded Mainspring Inc., a provider of strategic consulting, research, and advisory services to Fortune 1000 companies. Under his leadership, Mainspring grew from a start up to a publicly traded company and was purchased by IBM in 2001. Mr. Connolly went on to serve as Global General Manager of IBM’s financial services business consulting practice. Mr. Connolly received his B.A. from St. Norbert College and his Executive Education Degree from the Executive Education Program at INSEAD.

On March 8, 2011, the Company entered into a letter agreement with Mr. Connolly setting forth the terms of his interim appointment, which is expected to continue for at least four months. Pursuant to the letter agreement, and subject to the approval of the Compensation Committee, the Company will grant Mr. Connolly an award of a number of Restricted Stock Units under and subject to the terms and conditions of the Company’s 2000 Stock Incentive Plan, having an aggregate fair market value of $600,000 determined based on the average closing price of the Company’s common stock during the 30-day period prior to March 8, 2011 (the “RSU Award”). The RSU Award will vest in four equal monthly installments over the four-month period starting on March 8, 2011. To the extent his interim appointment extends beyond four months, the Company will grant Mr. Connolly additional RSU Awards having an aggregate fair market value of $150,000 for each additional month of service.

Pursuant to Mr. Connolly’s arrangement with Bain Capital Ventures, Mr. Connolly will be transferring the value of his RSU Award to Bain Capital Ventures. Jeffrey R. Crisan and Michael A. Krupka are directors of the Company and managing directors of Bain Capital Ventures.

On March 8, 2011, Robert E. Evanson, a member of the Board and a member of the Audit, Compensation and Nominating Committees of the Board, informed the Company that he will not stand for re-election to the Board when his term expires at the Company’s upcoming 2011 annual meeting of stockholders on June 21, 2011.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 8, 2011, the Board amended its Code of Conduct primarily to provide more specificity about (a) the types of relationships that may constitute a conflict of interest and (b) the process by which potential conflicts of interest are reported to management or the Audit Committee.

The foregoing summary of the amendments to the Code of Conduct is subject to and qualified in its entirety by reference to the full text of the Code of Conduct, as amended, which is available on the Company’s investor relations internet website at www.princetonreview.com.

Item 7.01.	Regulation FD Disclosure.

On March 9, 2011, the Company issued a press release announcing the CEO transition. Such press release is furnished as Exhibit 99.1 to this Current Report. This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Credit Agreement by and among the Company, the guarantors party thereto, the Lenders (as defined therein) and General Electric Capital Corporation as administrative agent, dated as of March 9, 2011

10.2	Third Amendment to Senior Subordinated Note Purchase Agreement by and among the Company, Sankaty Advisors, LLC and Falcon Strategic Partners III, LP (“Falcon”), dated as of March 9, 2011

10.3	Third Amendment to Securities Purchase Agreement by and among the Company, Sankaty Advisors, LLC and Falcon Strategic Partners III, LP (“Falcon”), dated as of March 9, 2011

10.4	Letter Agreement by and between the Company and John M. Connolly dated March 8, 2011

99.1	Press Release dated March 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.

Dated: March 11, 2011
/s/ Neal S. Winneg
	Name:	Neal S. Winneg
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Amended and Restated Credit Agreement by and among the Company, the guarantors party thereto, the Lenders (as defined therein) and General Electric Capital Corporation as administrative agent, dated as of March 9, 2011

10.2	Third Amendment to Senior Subordinated Note Purchase Agreement by and among the Company, Sankaty Advisors, LLC and Falcon Strategic Partners III, LP (“Falcon”), dated as of March 9, 2011

10.3	Third Amendment to Securities Purchase Agreement by and among the Company, Sankaty Advisors, LLC and Falcon Strategic Partners III, LP (“Falcon”), dated as of March 9, 2011

10.4	Letter Agreement by and between the Company and John M. Connolly dated March 8, 2011

99.1	Press Release dated March 9, 2011